Exhibit 10.1

AVERY PACK
2132 Mears Parkway
Margate, Florida 33063

                                                                                                                  October 14, 2005

Amalgamated Pictures Corp.
2132 Mears Parkway
Margate, Florida 33063

To the Board of Directors:

            In order to pursue our business plan, if we are unable to raise sufficient funds from our public offering or other financing to satisfy our minimum cash requirements to initiate operations and produce our first film property,   I agree to lend such funds to Amalgamated Pictures Corp. up to $75,000.

            I will be willing to lend those funds for a minimum period of 12 months at an interest rate equal to the prime rate of Citibank N.A.

            Please accept this letter as my formal personal commitment, as an individual and not as an officer and director of Amalgamated Pictures Corp.

                                                                                                                  Very truly yours,

                                                                                                                  /s/ Avery Pack

                                                                                                                  Avery Pack